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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-63296 on Form S-4, Registration Statement No. 333-72903 on Form S-8, Registration Statement No. 333-93893 on Form S-8, and Registration Statement No. 333-21692 on Form S-3 of Salton, Inc. of our report dated September 16, 2002, appearing in the Annual Report on Form 10-K of Salton, Inc. for the year ended June 29, 2002.


Chicago, Illinois
September 23, 2002